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                                                                   EXHIBIT 10.51

                                    AMENDMENT
                                       TO
                                 LOAN AGREEMENT

      THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") dated as of the _25th day of April, 2001 (the "Effective Date"), is made by and among Bank of America, N.A., a national banking association, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as lenders (individually and collectively "Lenders"), BANK OF AMERICA, N.A. as agent for Lenders ("Agent"), and SPACELABS MEDICAL, INC., a California corporation, as borrower ("Borrower").

                                          RECITALS

      A. Lenders and Borrower are parties to that certain Amended and Restated Loan Agreement dated as of August 11, 2000, and promissory notes described therein as amended from time to time by written agreement or other amendments from time to time executed by Lenders and Borrower (collectively the "Loan Agreement"). Capitalized terms not otherwise defined herein have the meaning given in the Loan Agreement.

      B. Borrower agrees to pay Lenders an additional loan fee and agrees to reset the interest rates applicable to the Loans on the terms and conditions set forth in this Amendment.

      C. Borrower has requested that Lenders amend the Loan Agreement and modify certain terms and conditions contained in the Loan Agreement and related Loan Documents. Lenders are willing to modify the Loan Agreement on the terms herein.

      NOW, THEREFORE, in consideration of the mutually agreed terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                         AGREEMENT

      1. RATIFICATION AND INCORPORATION OF LOAN AGREEMENT. Except as expressly waived or modified under this Amendment, the parties hereto acknowledge, confirm and ratify all of the terms and conditions of the Loan Agreement, the Notes and other Loan Documents.

      2.    AMENDMENTS TO LOAN AGREEMENT.

      2.1 SECTION 2.2(a). Section 2.2(a) of the Loan Agreement is amended to provide that the maximum principal amount of the Revolving Loans shall not exceed the amount of $32,500,000 at the Effective Date.

      2.2 SECTION 5.15. New Section 5.15 is added to the Loan Agreement to read as follows:

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                        SECTION 5.15 REFINANCING EFFORTS. If, on or
                        before July 31, 2001, Borrower shall fail to provide Agent with executed commitment letters upon the terms and conditions listed below, then Borrower shall pay Lenders an additional loan fee, as liquidated damages for loss of a bargain and not as a penalty, equal to one-quarter of one percent (0.25%) of the aggregate of all outstanding commitments of Lenders under (i) the Burdick commitment, (ii) Total Revolving Commitment, and (iii) the outstanding balance of the Term Loan, as of July 31, 2001, which fee shall be due and payable on or before August 6, 2001. The commitment letters shall: (i) provide for aggregate financing to Borrower in amounts sufficient to satisfy and pay in full Borrower's obligations on the Term Note, the Burdick Notes and the Revolving Notes, and all of Borrower's other obligations under the Loan Documents; (ii) be binding commitments by the financing sources subject only to customary closing conditions reasonably satisfactory to Lenders; (iii) provide for a closing date on or before September 1, 2001; (iv) be with reputable financing sources with a recognized capacity to fund the commitments; and (v) be in form and substance satisfactory to Lenders.

      3. FINANCIAL COVENANT WAIVERS. Borrower's compliance with the financial covenants set forth in Section 5.11 and 5.12 of the Loan Agreement is waived for the fiscal quarter ending March 31, 2001 only. Notwithstanding the foregoing, Borrower agrees that it will be in compliance with Sections 5.11 through 5.14 of the Loan Agreement at the fiscal quarter ending June 30, 2001. Borrower's failure to comply with any of Sections 5.11 through 5.14 as of June 30, 2001 shall constitute an Event of Default hereunder; provided, however, that Lenders agree that in such event Lenders shall forbear in exercising remedies under the Loan Documents on account of such Event of Default until on or after September 2, 2001, and provided further that no other Event of Default under the Loan Agreement shall occur and be continuing after any applicable cure period.

      4. PREPAYMENT OF LOAN OBLIGATIONS. Notwithstanding any conflicting terms and conditions of the Loan Agreement, Notes or other Loan Documents, Borrower hereby undertakes and agrees to use good faith efforts to close the financing referenced in Section 2.2 of this Amendment on or before September 1, 2001. In the event Borrower fails to close on the refinancing set forth in
Section 2.2 of this Amendment by September 1, 2001, the Lenders shall reset the interest rate. In such case, effective September 2, 2001 (the "Reset Date") and notwithstanding any other interest rate otherwise applicable under the Loan Agreement, the Applicable Term Interest Rate, the Applicable Burdick Interest Rate, and the Applicable Revolving Interest Rate shall each be changed to the Reset Rate. For purposes hereof, the "Reset Rate" shall equal the Prime Rate plus two percent (2%) per annum, changing as the Prime Rate changes. Effective on the Reset Date, Section 2.8(d) of the Loan Agreement shall be of no further force or effect.

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      5.    RELEASE OF LENDERS. Borrower and Guarantor hereby waive, release, acquit and forever discharge Agent, Lenders, and each of their parents, subsidiaries, and affiliates, and their officers, directors, agents, representatives, and employees, and their successors, heirs, and assigns, and each of them of and from any and all claims, demands, actions, rights, damages, costs, expenses, and causes of action whatsoever, of every kind and nature, whether presently known or unknown, contingent or noncontingent, arising or alleged to have arisen to date in connection with the Loan Agreement, Notes and other Loan Documents.

      6.    MISCELLANEOUS.

            6.1 ENTIRE AGREEMENT. This Amendment, together with the Loan Agreement and the other Loan Documents is the entire agreement between Lenders and Borrower with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified, the Loan Documents remain in full force and effect.

            6.2 COUNTERPARTS. This Amendment may be executed in one or more identical counterparts, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart.

            6.3 HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

            6.4 RECITALS. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are made a part of this Amendment.

            6.5 GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

            6.6 CONFLICTING TERMS. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement or any other Loan Document, the terms of this Amendment shall govern and control.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, Borrower has caused this Amendment to Loan Agreement to be duly executed by its duly authorized signatory as of the date first written above.

BORROWER:                           SPACELABS MEDICAL, INC., a Delaware
                                    corporation

                                    By
                                      -----------------------------------------
                                    Its
                                       ----------------------------------------

                                    Address:
                                    15220 N.E. 40th Street
                                    P.O. Box 97013
                                    Redmond, Washington  98073-9713
                                    Attn: Mr. James A. Richman
                                          Vice President & Corporate Controller

                                    Telecopy No.:  (425) 885-4877
                                    Telephone No.:  (425) 882-3700


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      IN WITNESS WHEREOF, Lender has caused this Amendment to Loan Agreement to be duly executed by its duly authorized signatory as of the date first written above.

LENDER:                                  BANK OF AMERICA, N.A., a national
                                         banking association


                                         By
                                           -------------------------------------
                                         Its:
                                             -----------------------------------

                                         Address:
                                         701 Fifth Avenue, 12th Floor
                                         WA1-102-12-06
                                         Seattle, Washington  98104
                                         Attn: Mr. Hank T. Knottnerus
                                               Senior Vice President

                                         Telecopy No.:  (206) 358-3971
                                         Telephone No.: (206) 358-3369

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      IN WITNESS WHEREOF, Lender has caused this Amendment to Loan Agreement to be duly executed by its duly authorized signatory as of the date first written above.

LENDER:                                  U.S. BANK NATIONAL ASSOCIATION, a
                                         national banking association


                                         By
                                            ------------------------------------
                                         Its:
                                             -----------------------------------

                                         Address:
                                         111 S.W. Fifth Avenue, Suite 810
                                         Portland, Oregon  97208-3108
                                         Attn: Ms. Betty J. Kinoshita
                                               Vice President

                                         Telecopy No.:  (503) 275-3220
                                         Telephone No.: (503) 275-5919


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      IN WITNESS WHEREOF, Agent has caused this Amendment to Loan Agreement to be duly executed by its duly authorized signatory as of the date first written above.

AGENT:                                   BANK OF AMERICA, N.A., a national
                                         banking association


                                         By
                                            ------------------------------------
                                         Its:
                                             -----------------------------------

                                         Address:
                                         701 Fifth Avenue, 16th Floor
                                         WA1-102-12-20
                                         Seattle, Washington  98104
                                         Attn: Ms. Dora A. Brown
                                               Vice President

                                         Telecopy No.:  (206) 358-0971
                                         Telephone No.: (206) 358-0101


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                            GUARANTOR ACKNOWLEDGMENT

      The undersigned ("Guarantor") hereby affirms that the Amended and Restated Guaranty Agreement dated August 11, 2000 ("Guaranty"), executed and delivered to Lenders, is in full force and effect, and the Obligations (as defined in the Guaranty) shall include, but not be limited to, the payment and performance of the Borrower's obligations under the Loan Agreement as amended by the forgoing Amendment, and Guarantor further represents and agrees that the Guaranty is an unconditional unlimited continuing guaranty of payment enforceable by its terms, without defense or counterclaim thereto. Guarantor hereby consents to the terms of this Amendment.

GUARANTOR:                               SPACELABS MEDICAL, INC.


                                         By
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         Address:
                                         15220 N.E. 40th Street
                                         P.O. Box 97013
                                         Redmond, Washington  98073-9713
                                         Attn: Mr. James A. Richman
                                               Vice President & Corporate
                                                  Controller

                                         Telecopy No.:  (425) 885-4877
                                         Telephone No.: (425) 882-3700


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